UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       ___________________________________________________________________


        Date of report (Date of earliest event reported): April 30, 2007

                               DEBT RESOLVE, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-29525                 33-0889197
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


    707 Westchester Avenue, Suite L7                              10604
         White Plains, New York                                (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (914) 949-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Securities Purchase Agreement

         On April 30, 2007, Debt Resolve, Inc. (the "Company"), Credint Holdings, LLC ("Credint Holdings") and the holders of all of the limited liability membership interests of Credint Holdings entered into a securities purchase agreement (the "Purchase Agreement") for the Company to acquire 100% of the outstanding limited liability company membership interests of Creditors Interchange Receivable Management, LLC ("Creditors Interchange"), an accounts receivable management agency and wholly-owned subsidiary of Credint Holdings.

         The total consideration for the acquisition consists of (a) 840,337 shares of the Company's common stock, par value $.001 per share ("Common Stock"), and (b) $60 million in cash less the sum, as of the date the acquisition is consummated, of all principal, accrued interest, prepayment penalties and other charges in respect of Creditors Interchange's outstanding indebtedness. All such outstanding indebtedness of Creditors Interchange will be paid off on the date the acquisition is consummated. The consideration was determined as a result of arm's length negotiations between the parties and the acquisition is scheduled to close no later than June 30, 2007, subject to, among other things, shareholder approval of the acquisition and the Company securing financing relating to the acquisition. The acquisition was unanimously approved by the Company's Board of Directors and a copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

          Employment Agreements

         In connection with the Purchase Agreement, the Company has entered into employment agreements with Bruce Gray and John Farinacci. Mr. Gray is the President and Chief Executive Officer of Creditors Interchange. Pursuant to his employment agreement, Mr. Gray will serve as Executive Vice President of the Company and President and Chief Executive Officer of Creditors Interchange. Mr. Gray shall also be appointed to the Board of Directors of the Company. Mr. Gray will receive a base salary of $400,000 and options to purchase up to 400,000 shares of the Company's Common Stock. Mr. Gray is also eligible for an annual bonus based on certain performance criteria.

          Mr. Farinacci is the Executive Vice President of Operations for Creditors Interchange. Pursuant to his employment agreement with the Company, Mr. Farinacci will serve as President of First Performance Corporation, a wholly owned subsidiary of the Company, and Executive Vice President-Operations of Creditors Interchange. Mr. Farinacci will also serve as a Senior Vice President of the Company. Mr. Farinacci will receive a base salary of $300,000 and options to purchase up to 400,000 shares of the Company's Common Stock. Mr. Farinacci is also eligible for an annual bonus based on certain performance criteria.

          While the employment agreements with Messrs. Gray and Farinacci were executed on April 30, 2007, both employment agreements are effective as of the closing of the transactions contemplated by the Purchase Agreement and will automatically terminate should the transaction not occur. The employment agreements for Messrs. Gray and Farinacci are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively.

          Creditors Interchange

          Creditors Interchange, headquartered in Buffalo, New York, ranks among the top-20 largest contingency collection agencies (publicly and privately held, as measured by revenue) in North America. Creditors Interchange has diverse experience in various finance industries including bankcards, retail, oil cards, mortgage, and prime and sub-prime automotive. Creditors Interchange has approximately $60 million in annual revenue, eight satellite operations offices throughout the U.S., two facilities in Canada, a call center in India (operated by an independent company) and over 850 employees.

          The Company has no material relationship with either Credint Holdings or Creditors Interchange other than with respect to (a) an agreement with Creditors Interchange dated November 29, 2005 for the use by Creditors Interchange of the Company's DebtResolve System, (b) a management services agreement dated March 5, 2007 pursuant to which Creditors Interchange provides management consulting services to First Performance Corporation and (c) the Purchase Agreement and the transactions related thereto.

ITEM 8.01. OTHER EVENTS.

          On May 1, 2007, the Company issued a press release announcing that it entered into the Purchase Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          Projected pro forma income statements for the Company assuming the acquisition of Creditors Interchange had occurred on January 1, 2007 for the fiscal years ending on December 31, 2007 and December 31, 2008 (the "Projections") are included in this Current Report on Form 8-K as Exhibit 99.2 and are being furnished under this Item 8.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

          Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. In addition, this Current Report on Form 8-K contains forward-looking statements concerning the Projections. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, certain of which are beyond the Company's control. The Projections were not prepared by the Company in the ordinary course and are based upon a variety of estimates and hypothetical assumptions which may not be accurate, may not be realized, and are also inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict, and most of which are beyond the control of the Company. Accordingly, there can be no assurance that any of the Projections will be realized and the actual results for the years ending December 31, 2007 and December 31, 2008 may vary materially from those reflected in the Projections. Additionally, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others, the following factors:

          o the occurrence of any effect, event, development or change that could give rise to the termination of the Purchase Agreement;

          o the outcome of any legal proceedings that may be instituted against the Company and others following announcement of entering into the Purchase Agreement;

          o the inability to complete the proposed acquisition due to the failure to obtain stockholder approval or the failure of any party to satisfy other conditions to completion of the proposed acquisition;

          o the failure of the Company to secure financing for the proposed acquisition;

          o risks related to the Company's history of operating losses and accumulated deficit;

          o costs or difficulties related to the integration of the businesses of the Company and Creditors Interchange and the subsequent performance of Creditors Interchange may be greater than expected;

          o operating results for the Company and /or Creditors Interchange following the proposed acquisition may be lower than expected;

          o competition among companies in the industry may increase significantly;

          o changes in the business practices of credit originators in terms of outsourcing defaulted consumer debt settlement and collection to third-party service providers;

          o changes in the credit or capital markets, which affect the Company's ability to borrow money or raise capital to service defaulted consumer debt or purchase portfolios of defaulted consumer debt;

          o    technology development;

          o    impact of competitive products and pricing;

          o    market acceptance of a virtual collection system;

          o future capital requirements and the Company's ability to fund and operate its debt purchasing business;

          o general economic conditions, whether nationally or in the market areas in which the Company and Creditors Interchange conduct business, may be less favorable than expected;

          o legislation or regulatory changes may adversely affect the businesses in which the Company and Creditors Interchange are engaged; or

          o the sufficiency of the Company's funds generated from operations, existing cash and available borrowings to finance the Company's and Creditors Interchange's operations.

         In light of these risks and uncertainties, there can be no assurance that the forward-looking information, including the Projections, will in fact occur.

         Cautionary Statements

         In connection with the financing of the proposed acquisition, the Company will file a proxy statement and other related materials with the Securities and Exchange Commission (the "SEC"). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE FINANCING THEREOF. The final proxy statement will be mailed to the Company's stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC's website www.sec.gov or by requesting them in writing or by telephone from Debt Resolve, Inc., 707 Westchester Avenue, Suite L7, White Plains, New York 10604 (914) 949-5500. The Company's directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the proposed acquisition and proposed financing. Information about the Company, its directors and its executive officers, and their ownership of the Company's securities, is set forth in the Company's Annual Report on Form 10-KSB, which was filed with the SEC on April 17, 2007. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

         This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         10.1 Securities Purchase Agreement, dated as of April 30, 2007, by and among Debt Resolve, Inc., Credint Holdings, LLC and the holders of all of the limited liability membership interests of Credint Holdings, LLC.

         10.2 Employment Agreement, dated as of April 30, 2007, between Debt Resolve, Inc. and Bruce Gray.

         10.3 Employment Agreement, dated as of April 30, 2007, between Debt Resolve, Inc. and John Farinacci.

         99.1     Press release of Debt Resolve, Inc. issued May 1, 2007.

         99.2 Projected pro forma income statements for Debt Resolve, Inc., assuming the acquisition of Creditors Interchange Receivable Management, LLC had occurred on January 1, 2007 for the fiscal years ending on December 31, 2007 and December 31, 2008.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DEBT RESOLVE, INC.


Date: May 3, 2007                By: /s/ James D. Burchetta
                                     -------------------------------------------
                                     James D. Burchetta
                                     Co-Chairman and Chief Executive Officer